                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [X] Definitive Proxy Statement

     [ ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                         EDAC Technologies Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

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     (2) Form, schedule or registration statement no.:

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     (3) Filing party:

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     (4) Date filed:

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
                          EDAC TECHNOLOGIES CORPORATION
                             1806 New Britain Avenue
                              Farmington, CT 06032
                                 (860) 677-2603




                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     The Annual Meeting of Shareholders of EDAC Technologies Corporation will be held at the Farmington Country Club, 806 Farmington Avenue, Farmington, Connecticut, on May 18, 1999, at 10:00 a.m. Eastern Daylight Time for the following purposes:

     (1)     to elect eight directors; and

     (2) to ratify the appointment of Arthur Andersen LLP as auditors of the Company for its fiscal year ending January 1, 2000; and

     (3) to transact such other business as may properly come before the meeting and any adjournment thereof.


     Shareholders of record at the close of business on April 5, 1999 are entitled to receive notice of and to vote at the meeting. All shareholders are cordially invited to attend the meeting in person. Shareholders who are unable to be present in person are requested to execute and return promptly the enclosed proxy, which is solicited by the Board of Directors of the Company.

     A copy of the 1998 Annual Report to Shareholders and a Proxy Statement accompany this Notice.






                                    EDAC TECHNOLOGIES CORPORATION



                                    /s/ Ronald G. Popolizio
                                    Ronald G. Popolizio
                                    Secretary



Farmington, Connecticut
April 21, 1999

                          EDAC TECHNOLOGIES CORPORATION
                             1806 New Britain Avenue
                              Farmington, CT 06032
                                 (860) 677-2603




               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
                                 ON MAY 18, 1999


                             SOLICITATION AND VOTING

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of EDAC Technologies Corporation (the "Company") to be voted at the Annual Meeting of Shareholders to be held at the Farmington Country Club, 806 Farmington Avenue, Farmington, Connecticut, on May 18, 1999 at 10:00 a.m. Eastern Daylight Time, and at any adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting. The mailing to shareholders of this Proxy Statement and accompanying form of proxy will take place on or about April 21, 1999.

     If the enclosed form of proxy is executed and returned, it nevertheless may be revoked at any time before it has been voted by a later dated proxy or a vote in person at the Annual Meeting. Shares represented by properly executed proxies received on behalf of the Company will be voted at the Annual Meeting (unless revoked prior to their vote) in the manner specified therein. If no instructions are specified in a signed proxy returned to the Company, the shares represented thereby will be voted in FAVOR of the election of the directors listed in the enclosed proxy, in FAVOR of the ratification of auditors and in the discretion of the proxies for other matters properly brought before the meeting.

     Each shareholder of record at the close of business on April 5, 1999 is entitled to one vote for each share of common stock registered in such shareholder's name in regard to each proposal put to shareholders at the meeting. On that date, there were 4,269,080 shares of common stock outstanding, the Company's only class of stock outstanding. Assuming a quorum is present, the directors to be elected to the Board are elected by plurality, meaning the eight directors receiving the most votes will be elected. All other matters which are properly brought before the meeting will be approved upon the affirmative vote of a majority of the shares represented and voted at the meeting. Accordingly, abstentions and broker non-votes will have no effect. Although not required by law, the Company is seeking shareholder approval to ratify the appointment of Arthur Andersen LLP as the Company's independent auditors for the 1999 fiscal year. If shareholders do not ratify such appointment, the Company will reevaluate its appointment. The Company knows of no other matter which will be brought before the meeting other than the election of directors and ratification of auditors.

     The expense of printing and mailing the Notice and Proxy Statement, including forwarding expense to beneficial owners of common stock held in the name of another, will be borne by the Company.



                              ELECTION OF DIRECTORS

     The Company's Bylaws provide for at least five and no more than nine directors to be elected at each Annual Meeting of Shareholders, to hold office until the next succeeding Annual Meeting and until their successors are duly elected. In accordance with the Bylaws, the Company has set the number of directors for the 1999 fiscal year at eight. The following table sets forth certain information about each person nominated for election as a director, all of which are current directors of the Company:



NOMINEES:


                            Director
Name (and age)              Since       Principal Occupation (1)
--------------              -----       ------------------------
James Biondi (61)           1998        Retired business executive
(2)

John DiFrancesco (73)       1989        Chairman of the Company
(3)(4)

William J. Gallagher (71)   1986        President, William J.
(2)(3)                                  Gallagher Company
                                        (furniture wholesaler)

Robert J. Gilchrist (53)    1998        Managing Director, Horton
(3)(4)                                  International, Inc.
                                        (management consulting &
                                        executive search firm)

Edward J. McNerney (54)     1997        Chief Executive Officer
                                        of the Company

Lee Morris  (54)            1997        Chairman and Chief Executive
(3)(4)                                  Officer of The Robert E.
                                        Morris Company (distributor of
                                        machine tools)

Arnold J. Sargis  (63)      1997        President, A.J. Sargis and
(2)(4)                                  Associates (consulting firm)

Stephen G.W. Walk (47)      1985        President and principal
(2)(4)                                  shareholder, Blanche P. Field,
                                        LLC (custom lamp and lampshade
                                        manufacturer)

(1) The principal occupation of each director during the past five years was that shown in the table, except that: (1) Mr. Biondi was President and Chairman of Apex Machine Tool Company, Inc. (2) Mr. DiFrancesco was Manager of the Sandusky, Ohio, General Motors plant until his retirement in 1986. During Mr. DiFrancesco's retirement he did consulting work for MPB Corp. of Keene, N.H.(precision ball and roller bearing manufacturer);(3) Mr. Gilchrist was General Manager at Ensign-Bickford Industries (diversified manufacturing company with principal operations in blast initiation for the aerospace and mining industries) until 1995;(4) Mr. McNerney was North America Manufacturing Manager for Torrington Bearing, an Ingersoll Rand Company, from 1994 to 1996. Prior to that he was President and Chief Operating Officer of MRMC, Inc., a Rostra holding company; (5) Mr. Sargis was Continuous Improvement Manager at Wiremold Corporation (electrical wire management manufacturer) until 1995; (6) Mr. Walk was President and majority shareholder of Viscom International, Inc. (marine equipment importer) from 1989 until 1993.

(2) Member of the Audit Committee, which held one meeting during 1998. The Audit Committee meets annually to consider the report and recommendation of the Company's independent public accountants and is available for additional meetings upon request of such accountants. The Audit Committee's functions also include making recommendations to the Board of Directors regarding the engagement or retention of such accountants, adoption of accounting methods and procedures, public disclosures required for compliance with securities laws and other matters relating to the Company's financial accounting.

(3) Member of the Compensation Committee, which held four meetings during 1998. The Compensation Committee sets the compensation for the executive officers of the Company.

(4) Member of the Strategic Planning Committee which held one meeting during 1998. The Strategic Planning Committee reviews the Company's strategic direction and makes recommendations to the Board of Directors.

         The Company does not have a nominating committee.

         The Board of Directors held four meetings during 1998. No director attended fewer than 75% of the total number of meetings of the Board of Directors and each Committee on which he served.



DIRECTOR'S FEES

         In 1998 the Company paid directors who are not employees of the Company a $10,000 annual retainer and $1,000 for each non-telephonic Board of Directors or Committee meeting attended. In November 1998, to more closely align the interests of the directors and the Company's shareholders, all then-serving, non-employee directors of the Company were granted options to purchase up to 5,000 shares of the Company's common stock at an exercise price of $5.50 per share, which was the fair market value of the stock on the date of grant. Because in November 1997 all then-serving, non-employee directors of the Company were granted options to purchase 11,000 shares of the Company's common stock, Mr. Gilchrist, upon appointment as a director in February 1998, was granted options to purchase 11,000 shares of the Company's common stock at an exercise price of $7.73 per share, which was the fair market value of the stock on the date of the grant(adjusted for the 10% stock dividend).

         The Board of Directors recommends that shareholders vote FOR all of the nominees.


                               EXECUTIVE OFFICERS

         The following table lists the names, ages and offices held by each executive officer of the Company:

         Name                       Age            Office
         ----                       ---            ------

Edward J. McNerney                  54             President and Chief Executive
                                                   Officer

Ronald G. Popolizio                 40             Executive Vice President,
                                                   CFO & Secretary



         Mr. McNerney became President and Chief Executive Officer of the Company on January 1, 1997.

         Mr. Popolizio joined the Company in February 1997 as Vice President, Chief Financial Officer and Secretary. He became Executive Vice President in June 1998. From 1994 until joining the Company, Mr. Popolizio was the controller for The Connecticut Spring and Stamping Corporation. Prior to 1994 he was Chief Financial Officer with MRMC, Inc., a Rostra holding company.

         Officers are elected annually by and serve at the discretion of the Board of Directors.

                             EXECUTIVE COMPENSATION

         The following table sets forth summary information with respect to the annual and long-term compensation for each of the last three fiscal years for the Company's Chief Executive Officer and the only other senior executive officer of the Company whose total annual salary and bonus during fiscal 1998 exceeded $100,000 (the "Named Executive Officers").



SUMMARY COMPENSATION TABLE

                                                                 Long Term      All Other
                                       Annual Compensation     Compensation    Compensation
                                       -------------------     ------------    ------------
                                                                  Awards
                                                                  ------
                                                     Other      Securities
                                                     Annual     Underlying
                                                     Compen-    Options/
Name and Principal                Salary    Bonus    sation     SARs
     Position              Year     ($)     ($)      ($)(1)       (#)           ($) (2)
-----------------          ----   ------    -----     -------   ----------     --------
Edward J. McNerney        1998   195,000   135,000    6,274     61,000         23,607
  Chief Executive         1997   168,174   135,000   79,918     15,000         32,526
  Officer (3)             1996    31,781         -   32,087    100,000          7,500

Ronald G. Popolizio       1998   137,500    65,000        -     25,000         16,107
  Executive Vice          1997    92,788    48,000        -     15,000          9,179
  President CFO           1996         -         -        -          -              -
  and Secretary


(1) Reflects amounts reimbursed for payment of taxes due on life insurance payments. The amount for Mr. McNerney also includes $32,800 paid for relocation expenses in 1997 and a $50,000 signing bonus (1/2 paid in 1997 and 1/2 paid in 1996) for joining the Company.

(2) For Mr. McNerney represents life insurance premium payments of $7,500 for 1998, 1997 and 1996 and $16,107 and $25,026 of payments to defined contribution plans for 1998 and 1997, respectively. For Mr. Popolizio represents payments to defined contribution plans.

(3) On January 1, 1997, Mr. McNerney became Chief Executive Officer.




         The following table reflects all stock options granted to the Named Executive Officers of the Company during the 1998 fiscal year.

OPTION/SAR GRANTS IN LAST FISCAL YEAR


                               Percent *
                               of Total                         Potential
                               Options                      Realizable Value
                               /SARs                        at Assumed Annual
                    Number of  Granted                      Rates of Stock
                   Securities  to        Exer-              Price Appreciation
                   underlying  Employ-   cise or             For Option Term
                   option/SARs ees in    Base      Expir-   ------------------
                    Granted    Fiscal    Price     ation       5%      10%
Name                  (#)        Year   ($/Sh)     Date        ($)     ($)
----------------    -------    ------   ------     --------    ------   ------
Edward J. McNerney   11,000      7%     $7.73       2/16/08   $53,508 $135,549
                     50,000     32%      5.50      11/15/08   172,946  438,279

Ronald G. Popolizio  25,000     16%      5.50      11/15/08    86,473  219,140


Mr. McNerney has 11,000 options that are currently exercisable and 50,000 that become exercisable on May 16, 1999. Mr. Popolizio's options become exercisable on May 16, 1999.

The Company has agreed that Mr. Popolizio will receive an annually a grant of options for at least 5,000 shares.

  * The percentage is based on options granted to employees and directors. Options for 46,000 shares were granted to directors and options for 111,000 shares were granted to employees during the 1998 fiscal year.


         The following table reflects stock options exercised by the Named Executive Officers during the 1998 fiscal year and the value of unexercised options at the end of the 1998 fiscal year:


AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION/SAR VALUES

                                                 Number of
                                                 Securities      Value of
                                                 Underlying      Unexercised
                                                 Unexercised     in-the-Money
                                                 Options/SARs    Options/SARs
                     Shares                      at FY-End (#)   at FY-End ($)
                     Acquired on      Value      Exercisable/    Exercisable/
Name                 Exercise (#)  Realized ($)  Unexercisable   Unexercisable
----                 ------------  ------------  -------------   -------------
Edward J. McNerney          -             -        104,500/       $300,608/
                                                    83,000         128,832

Ronald G. Popolizio     4,000       $45,908         12,500/          4,748/
                                                    25,000               -


         Options above reflect the 10% stock dividend paid by the Company to all shareholders on July 1, 1998.

EMPLOYMENT AGREEMENTS

         Pursuant to an employment agreement with the Company, Mr. McNerney is entitled to a minimum annual salary of $195,000 plus an annual incentive bonus determined by the Compensation Committee of the Board of Directors and various other fringe benefits. The agreement also provides that, upon termination of employment by the Company for any reason other than death, disability or cause, Mr. McNerney will receive severance equal to 24 months of his then base compensation plus 2 times the average of the three highest annual bonus payments received by him during the five fiscal years prior to termination. If Mr. McNerney's employment is terminated due to death or disability, he will receive a prorated cash bonus for the year of termination. In the event of a change in ownership, previously granted stock options also become immediately exercisable.


CHANGE OF CONTROL AGREEMENTS

In fiscal year 1999, the Company entered into Change of Control Agreements with each of Edward J. McNerney, the Company's Chief Executive Officer, and Ronald G. Popolizio, the Company's Executive Vice President, Chief Financial Officer and Secretary. These agreements essentially act as springing employment agreements which provide that upon a change of control of the Company (as defined in the agreement), the executive shall continue to be employed by the Company for a period of three years in the same capacities and with the same compensation and benefits as the executive was receiving prior to the change of control (all as specified in the agreements). If the executive is terminated after the change of control without cause or he quits for good reason (both as defined in the agreement), the executive is generally entitled to receive a severance payment from the Company equal to the amount of compensation remaining to be paid to the executive under the agreement for the balance of the three year term. The provisions of the Change of Control Agreement will control to the extent that they conflict with the provisions of Mr. McNerney's employment agreement.


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The Compensation Committee consists of outside directors. Accordingly, during the fiscal year, the Compensation Committee consisted of Mssrs. DiFrancesco, Gallagher, Gilchrist, Morris and Walk. The Company purchased $2,850,345 of machinery and equipment in 1998 from The Robert E. Morris Company. Mr. Lee Morris, who is a director of the Company and a member of the Compensation Committee and the Strategic Planning Committee, is Chairman and Chief Executive Officer and majority owner of the Robert E. Morris Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee of the Board of Directors has furnished the following report on executive compensation:

         As was reported in the 1998 Proxy Statement, the Compensation Committee of the Board of Directors initiated compensation policies to enhance the financial performance of the Company. The Compensation Committee and the entire Board strongly believe that the shareholders' best interests are served by a motivated workforce that shares in the rewards of achieving defined objectives that improve shareholder value. The Board of Directors remains committed to the premise that everyone in the organization should be rewarded, commensurate with their responsibilities and contributions to achieving measurable objectives, which improve shareholder value.

         In 1998 the committee, as it did in 1997, used a formula based on meeting objectives of improving operating and net profit, earnings per share and growth in sales. These objectives were established in November 1997 for fiscal year 1998, by the committee and management and then approved by the Board. Other factors considered by the committee in evaluating executive performance included organizational development, customer service, quality and adherence to the principles outlined in the Company's Mission Statement (See page 2 of the Company's 1998 Annual Report).

         As reported in our 1998 Annual Report, we experienced significant improvement in operating profit (99%) and earnings per share (28%) in 1998 versus 1997. In addition, the committee considered the successful integration of Apex Machine Tool Co. into the EDAC family, as well as comparing the pay scale of like executive positions in similar businesses. As reported in our 1998 Annual Report, all business units are now operating with team centers, which enhance individual growth of all employees and promote personal involvement, improved product quality and greater utilization of assets.

         To support the Board objective of rewarding all levels of the organization for the financial successes of the Company and ultimately maximizing shareholder value, the committee is in the process of developing an incentive plan that is directly related to shareholder value. The plan, if approved by the Board, will be utilized to evaluate executive performance and bonus awards for the fiscal year 1999.


Compensation Committee Members

     John J. DiFrancesco
     William J. Gallagher
     Robert Gilchrist
     Lee Morris

SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following performance graph compares the five year cumulative return from investing $100 on December 31, 1993 in the Company's common shares to the Total Return Index for The Nasdaq Stock Market (US Companies) and the Total Return Index for Nasdaq Trucking and Transportation Stocks.


               COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN OF
        EDAC COMMON STOCK, TOTAL RETURN INDEX FOR THE NASDAQ STOCK MARKET
      AND TOTAL RETURN INDEX FOR NASDAQ TRUCKING AND TRANSPORTATION STOCKS

             DATA FOR GRAPH IN INFORMATION STATEMENT TO SHAREHOLDER
                                      1999


                                  NASDAQ              EDAC
               NASDAQ (US)    TRANSPORATION       TECHNOLOGIES
YEAR
--------------------------------------------------------------
   1993           100.000           100.000            100.000
   1994            97.752            90.679             59.127
   1995           138.256           105.795             90.909
   1996           170.015           116.784            145.455
   1997           208.580           149.479            636.364
   1998           293.209           132.477            385.036



                            RATIFICATION OF AUDITORS

         The Company has engaged Arthur Andersen LLP, independent auditors, as the Company's independent auditors to audit the Company's financial statements for the 1999 fiscal year. The Board of Directors recommends that shareholders vote FOR the ratification of the appointment of Arthur Andersen LLP.

                         PRINCIPAL SECURITY HOLDERS AND
                         SECURITY HOLDINGS OF MANAGEMENT

     The following table reflects the beneficial ownership of the outstanding common stock of the Company as of March 22, 1999, by each person known to the Company to own beneficially more than 5% of such stock outstanding, each director and nominee, each Named Executive Officer and all directors and executive officers of the Company as a group.


                                      Number of Shares
                                       and Nature of           Percent
                                         Beneficial              of
Name                                    Ownership (1)           Class
----                                  ----------------         -------
EDAC Technologies Corporation
Employee Stock Ownership Plan
and Trust (2)                               739,676                17.3%

James Biondi (3)                             38,400                 0.9%

John J. DiFrancesco (3)                      89,456                 2.1%

William J. Gallagher (3)(4)                 212,565                 4.9%

Robert J. Gilchrist (3)                      23,020                 0.5%

Edward J. McNerney (2)(3)                   902,548                20.4%

Lee Morris (3)                               30,859                 0.7%

John Moses                                  465,860                10.9%

Francis W. Moskey (2)                       817,442                19.1%

Ronald G. Popolizio (2)(3)                  793,861                18.4%

Glenn L. Purple (2)(3)                      765,891                17.9%

Arnold Sargis (3)                            34,534                 0.8%

Stephen G.W. Walk (3)                        62,200                 1.4%


All Directors and Executive
Officers as a group
(9 persons) (2)(3)                        1,458,117                31.2%



(1) Except as otherwise indicated, the specified persons have sole voting and investment power as to all the shares indicated.

(2) The number of shares includes 739,676 shares owned by the EDAC Employee Stock Ownership Plan ("ESOP"). The shares are voted by the Trustees of the EDAC ESOP (subject to direction by participants for allocated shares). The Trustees of the ESOP are as follows:

            Edward J. McNerney          Ronald G. Popolizio
            Francis W. Moskey           Glenn L. Purple

(3) The number of shares shown includes the following shares which may be acquired by exercise of options which are currently exercisable or exercisable in 60 days: 154,500 as to Mr. McNerney; 56,700 each as to Messrs. Gallagher and Walk; 47,000 as to Mr. DiFrancesco, 37,500 as to Mr. Popolizio; 16,000 each as to Messrs. Gilchrist, Morris and Sargis; 5,000 as to Mr. Biondi 2,558 as to Mr. Purple; and 405,400 as to all executive officers and directors as a group.

(4) Includes 18,150 shares held directly by a company wholly-owned by Mr. Gallagher, and 7,733 shares held in that company's profit sharing trust.


     The address of each of the current directors of the Company and the EDAC ESOP is the principal business address of the Company. The address of Mr. Moses is 3616 North Albemarle Street, Arlington, VA 22207.

     The above beneficial ownership information is based upon information furnished by the specified persons and is determined in accordance with SEC Rule 13d-3, as required for purposes of this Proxy Statement. It is not necessarily to be construed as an admission of beneficial ownership for other purposes and may include shares as to which beneficial ownership is disclaimed.


                              SHAREHOLDER PROPOSALS

     Any shareholder who desires to submit a proposal for inclusion in the Company's 2000 Proxy Statement should submit the proposal in writing to Ronald
G. Popolizio, Secretary, Edac Technologies Corporation, 1806 New Britain Ave. Farmington, CT 06032. The Company must receive a proposal no later than December 22, 1999, in order to consider it for inclusion in the Company's 2000 Proxy Statement. For any proposal that is not submitted for inclusion in next year's Proxy Statement, but is instead sought to be presented directly at the 2000 Annual Meeting, management will be able to vote proxies in its discretion if the
Company: (1) receives notice of the proposal before the close of business on March 7, 2000, and advises shareholders in the 2000 Proxy Statement about the nature of the matter and how management intends to vote on such matter; or (2) the Company does not receive notice of the proposal prior to the close of business on March 7, 2000. Notices of intention to present proposals at the 2000 Annual Meeting should be addressed to Ronald G. Popolizio, Secretary, Edac Technologies Corporation, 1806 New Britain Avenue, Farmington, CT 06032.

                                  AUDIT MATTERS

     Representatives of Arthur Andersen LLP, the Company's independent public accountants, will be present at the annual meeting to respond to questions and to make a statement, if they so desire.



             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Messrs. Gilchrist and McNerney each reported one purchase late on Form 4. Mr. DiFrancesco reported three purchases and two sales late on Form 4. Messrs. Biondi and Gilchrist reported one stock option grant late on Form 4. Messrs. Sargis and Walk reported one stock option grant late on Form 5.





                               EDAC TECHNOLOGIES CORPORATION




                               /s/ Ronald G. Popolizio
                               Ronald G. Popolizio
                               Secretary




Farmington, Connecticut
April 21, 1999

                         EDAC TECHNOLOGIES CORPORATION

                 ANNUAL MEETING OF SHAREHOLDERS - MAY 18, 1999
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned appoints each of Ronald G. Popolizio and Daniel J. Brink the proxies (with full substitution) of the undersigned to attend the annual meeting of shareholders of Edac Technologies Corporation (the "Company") to be held on May 18, 1999 at 10:00 a.m. Eastern Daylight Time, at the Farmington Country Club, 806 Farmington Avenue, Farmington, Connecticut and any adjournment thereof and to vote all shares of stock of the Company held by the undersigned on April 5, 1999, as specified below and on any other matters that may properly come before said meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY APPOINTMENT WILL BE VOTED FOR ITEMS 1 AND 2.





            \/DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED\/
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               EDAC TECHNOLOGIES CORPORATION 1999 ANNUAL MEETING

           THE BOARD OF DIRECTORS RECOMMENDS VOTES FOR ITEMS 1 AND 2.

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

1. ELECTION OF DIRECTORS:     1-JAMES BLONDI           5-EDWARD J. MCNERNEY     [ ] FOR all nominees     [ ] WITHHOLD AUTHORITY
                              2-JOHN J. DIFRANCESCO    6-LEE MORRIS                 listed to the left       to vote for all
                              3-WILLIAM J. GALLAGHER   7-ARNOLD J. SARGIS           (except as specified     nominees listed to the
                              4-ROBERT J. GILCHRIST    8-STEPHEN G.W. WALK          below).                  left.

(Instructions: To withhold authority to vote for any indicated nominee, write   [                                               ]
the number(s) of the nominee(s) in the box provided to the right.)


2. To ratify the appointment of Arthur Anderson LLP as auditors of the          [ ]  FOR  [ ]  AGAINST     [ ] ABSTAIN
Company for the fiscal year ending January 1, 2000.

Check appropriate box                          Date                                  NO. OF SHARES
Indicate changes below:                            -------------------------
Address Change?        [ ] Name Change?  [ ]                                    [                                               ]

                                                                                 SIGNATURE(S) IN BOX
                                                                                 PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS
                                                                                 PROXY. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH
                                                                                 SHOULD SIGN.  WHEN SIGNING AS ATTORNEY, EXECUTOR,
                                                                                 ADMINISTRATOR, TRUSTEE OR GUARDIAN PLEASE GIVE
                                                                                 FULL TITLE AS SUCH.  IF A CORPORATION, PLEASE SIGN
                                                                                 IN FULL CORPORATE NAME BY PRESIDENT OR OTHER
                                                                                 AUTHORIZED OFFICER.  IF A PARTNERSHIP, PLEASE SIGN
                                                                                 IN PARTNERSHIP NAME BY AUTHORIZED PERSON.
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